EXHIBIT 32

                            CERTIFICATION PURSUANT TO
                              18 USC, SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the quarterly report of V-Formation, Inc. (the "Company") on Form 10- QSB for the fiscal quarter ended June 30, 2003, as filed with the Securities and Exchange Commission (the "Report"), we, Richard
Stelnick, the Chief Executive Officer of the Company, and Robert Miragliotta, the Chief Financial Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), that to the best of our knowledge:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated: December 23, 2003                     s/Richard Stelnick
                                             -----------------------------------
                                             Richard Stelnick, Chief Executive
                                             Officer


Dated: December 23, 2003                     s/Robert Miragliotta
                                             -----------------------------------
                                             Robert Miragliotta, Chief Financial
                                             Officer